UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 2, 2016

NATIONAL GENERAL HOLDINGS CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-36311	27-1046208
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

59 Maiden Lane, 38th Floor
New York, New York 10038
(Address of principal executive offices) (zip code)
(212) 380-9500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 2, 2016, National General Holdings Corp. issued a press release announcing its results of operations for the third quarter ended September 30, 2016 and the scheduling of a conference call on November 3, 2016 with respect thereto. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The press release is furnished and not filed pursuant to instruction B.2 of Form 8-K.

Item 9.01	Financial Statements And Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated November 2, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL GENERAL HOLDINGS CORP.

Date: November 2, 2016	By:	/s/ Jeffrey Weissmann
Jeffrey Weissmann
General Counsel and Secretary